Equity Method Investments	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
5.	Equity Method Investments

a)	Yamal LNG Joint Venture

On July 9, 2014, the Partnership, through a new 50/50 joint venture with China LNG (or the Yamal LNG Joint Venture), ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project). The Yamal LNG Project is a joint venture between Russia-based Novatek OAO (60%), France-based Total S.A. (20%) and China-based China National Petroleum Corporation (or CNPC) (20%), and will consist of three LNG trains with a total expected capacity of 16.5 million metric tons of LNG per annum and is currently scheduled to start-up in early-2018. The six 172,000-cubic meter ARC7 LNG carrier newbuildings will be constructed by Daewoo Shipbuilding & Marine Engineering Co. (or DSME), of South Korea, for a total fully built-up cost of approximately $2.1 billion. The vessels, which will be constructed with maximum 2.1 meter icebreaking capabilities in both the forward and reverse directions, are scheduled to deliver at various times between the first quarter of 2018 and first quarter of 2020. Upon their deliveries, the six LNG carriers will each operate under fixed-rate time-charter contracts with Yamal Trade Pte. Ltd. until December 31, 2045, plus extension options. As of December 31, 2014, the Partnership had advanced $95.3 million to the Yamal LNG Joint Venture to fund newbuilding installments (see Note 6c).

b)	BG Joint Venture

On June 27, 2014, the Partnership acquired from BG its ownership interests in four 174,000-cubic meter Tri-Fuel Diesel Electric LNG carrier newbuildings, which will be constructed by Hudong-Zhonghua Shipbuilding (Group) Co., Ltd. in China for an estimated total fully built-up cost to the joint venture of approximately $1.0 billion. The vessels upon delivery, which are scheduled between September 2017 and January 2019, will each operate under 20-year fixed-rate time-charter contracts, plus extension options with Methane Services Limited, a wholly-owned subsidiary of BG. As compensation for BG’s ownership interest in these four LNG carrier newbuildings, the Partnership assumed BG’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. The Partnership estimates it will incur approximately $38.7 million of costs to provide these services, of which BG has agreed to pay a fixed amount of $20.3 million. The Partnership estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from BG was $16.5 million. As at December 31, 2014, the carrying value of the service obligation of $33.7 million is included in both the current portion of in-process contracts and in-process contracts and the carrying value of the receivable from BG of $17.1 million is included in other assets in the Partnership’s consolidated balance sheet. Through this transaction, the Partnership has a 30% ownership interest in two LNG carrier newbuildings and a 20% ownership interest in the remaining two LNG carrier newbuildings (collectively, the BG Joint Venture). The excess of the Partnership’s investment in the BG Joint Venture over the Partnership’s share of the underlying carrying value of net assets acquired was approximately $16.8 million in accordance with the final purchase price allocation. This basis difference has been allocated notionally to the ship construction support agreements and the time-charter contracts. The Partnership accounts for its investment in the BG Joint Venture using the equity method.

During the year ended December 31, 2014, to fund its newbuilding installments, the BG Joint Venture drew $53.7 million from its $787 million long-term debt facility and received $15.3 million of capital contributions from its joint venture partners, of which $3.8 million represents the Partnership’s proportionate share.

c)	Exmar LPG BVBA

In February 2013, the Partnership entered into a joint venture agreement with Belgium-based Exmar NV (or Exmar) to own and charter-in LPG carriers with a primary focus on the mid-size gas carrier segment. The joint venture entity, called Exmar LPG BVBA, took economic effect as of November 1, 2012 and, as of December 31, 2014, included 20 owned LPG carriers (including nine newbuilding carriers scheduled for delivery between 2015 and 2018) and four chartered-in LPG carriers. For its 50% ownership interest in the joint venture, including newbuilding payments made prior to the November 1, 2012 economic effective date of the joint venture, the Partnership invested $133.1 million in exchange for equity and a shareholder loan and assumed approximately $108 million of its pro rata share of existing debt and lease obligations as of the economic effective date. These debt and lease obligations are secured by certain vessels in the Exmar LPG BVBA fleet. The Partnership also paid a $2.7 million acquisition fee to Teekay Corporation that was recorded as part of the investment in Exmar LPG BVBA (see Note 11h). The excess of the book value of net assets acquired over Teekay LNG’s investment in the Exmar LPG BVBA, which amounted to approximately $6.0 million, has been accounted for as an adjustment to the value of the vessels, charter agreements and lease obligations of Exmar LPG BVBA and recognition of goodwill, in accordance with the final purchase price allocation. Control of Exmar LPG BVBA is shared equally between Exmar and the Partnership. The Partnership accounts for its investment in Exmar LPG BVBA using the equity method.

d)	Teekay LNG-Marubeni Joint Venture

In February 2012, the Teekay LNG-Marubeni Joint Venture acquired a 100% interest in six LNG carriers (or the MALT LNG Carriers) from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. The Partnership and Marubeni Corporation (or Marubeni) have 52% and 48% economic interests, respectively, but share control of the Teekay LNG-Marubeni Joint Venture. Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and the Partnership, the Partnership accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. From June to July 2013, the Teekay LNG Marubeni Joint Venture completed the refinancing of its short-term loan facilities by entering into separate long-term debt facilities totaling approximately $963 million. These debt facilities mature between 2017 and 2030. The Partnership has guaranteed its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, recorded a guarantee liability of $0.7 million. The carrying value of the guarantee liability as at December 31, 2014 was $0.4 million (December 31, 2013 was $0.6 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

In July 2013, the Teekay LNG-Marubeni Joint Venture entered into an eight-year interest rate swap with a notional amount of $160.0 million, which amortizes quarterly over the term of the interest rate swap to $70.4 million at maturity. The interest rate swap exchanges the receipt of LIBOR-based interest for the payment of a fixed rate of interest of 2.20% in the first two years and 2.36% in the last six years. This interest rate swap has been designated as a qualifying cash flow hedging instrument for accounting purposes. The Teekay LNG-Marubeni Joint Venture uses the same accounting policy for qualifying cash flow hedging instruments as the Partnership uses.

e)	Angola Joint Ventures

The Partnership has a 33% ownership interest in four 160,400-cubic meter LNG carriers (or the Angola LNG Carriers or Angola Joint Ventures). The Angola LNG Carriers are chartered at fixed rates, subject to inflation adjustments, to Angola LNG Supply Services LLC for a period of 20 years from the date of delivery from the shipyard, with two five year options for the charterer to extend the charter contract and are classified as direct financing leases. The charterer has the option to terminate the charter upon 120 days’ notice and payment of an early termination fee, which would equal approximately 50% of the fully built-up cost of the applicable vessel. Three of the four Angola LNG Carriers delivered in 2011 and the remaining Angola LNG Carrier delivered in January 2012 (see Note 11e).

f)	Excalibur and Excelsior Joint Ventures

The Partnership has 50% interest in joint ventures with Exmar (or the Excalibur Joint Venture and the Excelsior Joint Venture) which own two LNG carriers that are chartered out under long term contracts.

g)	RasGas 3 Joint Venture

The Partnership has a 40% interest in the Teekay Nakilat (III) Corporation (or RasGas 3 Joint Venture), which owns four LNG carriers that are chartered out under long-term contracts that are classified as direct financing leases.

These joint ventures are accounted for using the equity method. The RasGas 3 Joint Venture, the Excelsior Joint Venture, the Angola Joint Ventures and the Yamal LNG Joint Venture are considered variable interest entities; however, the Partnership is not the primary beneficiary and consolidation of these entities with the Partnership is not required. The Partnership’s maximum exposure to loss as a result of its investment in the RasGas 3 Joint Venture, the Excelsior Joint Venture, the Angola LNG Joint Ventures and the Yamal LNG Joint Venture is the amount it has invested and advanced in these joint ventures, which are $141.9 million, $67.7 million, $50.9 million and $96.0 million respectively, as at December 31, 2014. In addition, the Partnership guarantees its portion of the Excelsior Joint Venture’s debt of $29.4 million and the Angola Joint Ventures’ debt and swaps of $255.7 million and guarantee for charter termination of $1.5 million.

The following table presents aggregated summarized financial information assuming a 100% ownership interest in the Partnership’s equity method investments and excluding the impact from purchase price adjustments arising from the acquisition of Exmar LPG BVBA, the Excalibur and Excelsior Joint Ventures and the BG Joint Venture. The results included were for the Excalibur and Excelsior Joint Ventures, the RasGas 3 Joint Venture, the Angola Joint Ventures, the Exmar LPG BVBA from February 2013, the Teekay LNG-Marubeni Joint Venture from February 2012, the BG Joint Venture from June 2014 and the Yamal LNG Joint Venture from July 2014.

	As at December 31,
	2014	2013
	$	$
Cash and restricted cash	287,207	234,677
Other assets – current	137,055	83,248
Vessels and equipment	2,259,175	2,015,297
Net investments in direct financing leases – non-current	1,873,803	1,907,458
Other assets – non-current	32,284	199,060

Current portion of long-term debt and obligations under capital lease	440,222	442,890
Other liabilities – current	125,787	138,449
Long-term debt and obligations under capital lease	2,373,700	2,657,270
Other liabilities – non-current	390,467	191,019

	Years ended December 31,
	2014	2013	2012
	$	$	$
Voyage revenues	640,105	625,414	412,974
Income from vessel operations	398,836	335,062	278,067
Realized and unrealized (loss) gain on derivative instruments	(52,938)	16,334	(39,428)
Net income	267,990	277,096	180,059

 Certain of the comparative figures have been adjusted to conform to the presentation adopted in the current year.